Employee Stock Based Incentives	12 Months Ended
Dec. 31, 2010
Employee Stock-Based Incentives [Abstract]
Employee Stock-Based Incentives
Note 10 – Employee stock-based incentives
Employee stock-based awards
In 2010, 2009, and 2008, JPMorgan Chase granted long-term stock-based awards to certain key employees under the 2005 Long-Term Incentive Plan (the “2005 Plan”). The 2005 Plan became effective on May 17, 2005, and was amended in May 2008. Under the terms of the amended 2005 plan, as of December 31, 2010, 113 million shares of common stock are available for issuance through May 2013. The amended 2005 Plan is the only active plan under which the Firm is currently granting stock-based incentive awards. In the following discussion, the 2005 Plan, plus prior Firm plans and plans assumed as the result of acquisitions, are referred to collectively as the “LTI Plans,” and such plans constitute the Firm’s stock-based incentive plans.
Restricted stock units (“RSUs”) are awarded at no cost to the recipient upon their grant. RSUs are generally granted annually and generally vest at a rate of 50% after two years and 50% after three years and convert into shares of common stock at the vesting date. In addition, RSUs typically include full-career eligibility provisions, which allow employees to continue to vest upon voluntary termination, subject to post-employment and other restrictions based on age or service-related requirements. All of these awards are subject to forfeiture until vested. An RSU entitles the recipient to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding and, as such, are considered participating securities as discussed in Note 25 on page 269 of this Annual Report.
Under the LTI Plans, stock options and stock appreciation rights (“SARs”) have generally been granted with an exercise price equal to the fair value of JPMorgan Chase’s common stock on the grant date. The Firm typically awards SARs to certain key employees once per year, and it also periodically grants discretionary stock-based incentive awards to individual employees, primarily in the form of both employee stock options and SARs. The 2010, 2009 and 2008 grants of SARs to key employees vest ratably over five years (i.e., 20% per year). The 2010 grants of SARs contain full-career eligibility provisions; the 2009 and 2008 grants of SARs do not include any full-career eligibility provisions. SARs generally expire 10 years after the grant date.
The Firm separately recognizes compensation expense for each tranche of each award as if it were a separate award with its own vesting date. Generally, for each tranche granted, compensation expense is recognized on a straight-line basis from the grant date until the vesting date of the respective tranche, provided that the employees will not become full-career eligible during the vesting period. For awards with full-career eligibility provisions and awards granted with no future substantive service requirement, the Firm accrues the estimated value of awards expected to be awarded to employees as of the grant date without giving consideration to the impact of post-employment restrictions. For each tranche granted to employees who will become full-career eligible during the vesting period, compensation expense is recognized on a straight-line basis from the grant date until the earlier of the employee’s full-career eligibility date or the vesting date of the respective tranche.
The Firm’s policy for issuing shares upon settlement of employee stock-based incentive awards is to issue either new shares of common stock or treasury shares. During 2010, 2009 and 2008, the Firm settled all of its employee stock-based awards by issuing treasury shares.
In January 2008, the Firm awarded to its Chairman and Chief Executive Officer up to 2 million SARs. The terms of this award are distinct from, and more restrictive than, other equity grants regularly awarded by the Firm. The SARs, which have a 10-year term, will become exercisable no earlier than January 22, 2013, and have an exercise price of $39.83. The number of SARs that will become exercisable (ranging from none to the full 2 million) and their exercise date or dates may be determined by the Board of Directors based on an annual assessment of the performance of both the CEO and JPMorgan Chase. The Firm recognizes this award ratably over an assumed five-year service period, subject to a requirement to recognize changes in the fair value of the award through the grant date. The Firm recognized $4 million, $9 million and $1 million in compensation expense in 2010, 2009 and 2008, respectively, for this award.

In connection with the Bear Stearns merger, 46 million Bear Stearns employee stock awards, principally RSUs, capital appreciation plan units and stock options, were exchanged for equivalent JPMorgan Chase awards using the merger exchange ratio of 0.21753. The fair value of these employee stock awards was included in the Bear Stearns purchase price, since substantially all of the awards were fully vested immediately after the merger date under provisions that provided for accelerated vesting upon a change of control of Bear Stearns. However, Bear Stearns vested employee stock options had no impact on the purchase price; since the employee stock options were significantly out of the money at the merger date, the fair value of these awards was equal to zero upon their conversion into JPMorgan Chase options.
The Firm also exchanged 6 million shares of its common stock for 27 million shares of Bear Stearns common stock held in an irrevocable grantor trust (the “RSU Trust”), using the merger exchange ratio of 0.21753. The RSU Trust was established to hold common stock underlying awards granted to selected employees and key executives under certain Bear Stearns employee stock plans. The RSU Trust was consolidated on JPMorgan Chase’s Consolidated Balance Sheets as of June 30, 2008, and the shares held in the RSU Trust were recorded in “Shares held in RSU Trust,” which reduced stockholders’ equity, similar to the treatment for treasury stock. The related obligation to issue stock under these employee stock plans is reported in capital surplus. The issuance of shares held in the RSU Trust to employees has no effect on the Firm’s total stockholders’ equity, net income or earnings per share. Shares held in the RSU Trust were distributed in 2008, 2009 and 2010, with a majority of the shares in the RSU Trust having been distributed through December 2010. There were 1 million shares in the RSU Trust as of December 31, 2010. These remaining shares are expected to be distributed over the next two years.
RSU activity
Compensation expense for RSUs is measured based on the number of shares granted multiplied by the stock price at the grant date and is recognized in income as previously described. The following table summarizes JPMorgan Chase’s RSU activity for 2010.

		Weighted-
Year ended December 31, 2010	Number of	average grant
(in thousands, except weighted average data)	shares	date fair value

Outstanding, January 1	221,265	$29.32
Granted	80,142	42.92
Vested	(59,137)	43.05
Forfeited	(8,149)	31.15

Outstanding, December 31	234,121	$30.45

The total fair value of shares that vested during the years ended December 31, 2010, 2009 and 2008, was $2.3 billion, $1.3 billion and $1.6 billion, respectively.
Employee stock option and SARs activity
Compensation expense for employee stock options and SARs, which is measured at the grant date as the fair value of employee stock options and SARs, is recognized in net income as described above.

The following table summarizes JPMorgan Chase’s employee stock option and SARs activity for the year ended December 31, 2010, including awards granted to key employees and awards granted in prior years under broad-based plans.

Year ended December 31, 2010
(in thousands, except
weighted-average data, and	Number of	Weighted-average	Weighted-average remaining	Aggregate
where otherwise noted)	options/SARs	exercise price	contractual life (in years)	intrinsic value

Outstanding, January 1	266,568	$45.83
Granted	20,949	42.96
Exercised	(12,870)	30.69
Forfeited	(3,076)	34.82
Canceled	(37,044)	65.95

Outstanding, December 31	234,527	$43.33	3.4	$1,191,151
Exercisable, December 31	181,183	45.52	2.1	788,217

The weighted-average grant date per share fair value of stock options and SARs granted during the years ended December 31, 2010, 2009 and 2008, was $12.27, $8.24 and $10.36, respectively. The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008, was $154 million, $154 million and $391 million, respectively.
Compensation expense
The Firm recognized the following noncash compensation expense related to its various employee stock-based incentive plans in its Consolidated Statements of Income.

Year ended December 31, (in millions)	2010	2009	2008

Cost of prior grants of RSUs and SARs that are amortized over their applicable vesting periods	$2,479	$2,510	$2,228
Accrual of estimated costs of RSUs and SARs to be granted in future periods including those to full-career eligible employees	772	845	409

Total noncash compensation expense related to employee stock-based incentive plans	$3,251	$3,355	$2,637

At December 31, 2010, approximately $1.5 billion (pretax) of compensation cost related to unvested awards had not yet been charged to net income. That cost is expected to be amortized into compensation expense over a weighted-average period of 0.9 years. The Firm does not capitalize any compensation cost related to share-based compensation awards to employees.
Cash flows and tax benefits
Income tax benefits related to stock-based incentive arrangements recognized in the Firm’s Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, were $1.3 billion, $1.3 billion and $1.1 billion, respectively.
The following table sets forth the cash received from the exercise of stock options under all stock-based incentive arrangements, and the actual income tax benefit realized related to tax deductions from the exercise of the stock options.

Year ended December 31, (in millions)	2010	2009	2008

Cash received for options exercised	$205	$437	$1,026
Tax benefit realized	14	11	72

In June 2007, the FASB ratified guidance which requires that realized tax benefits from dividends or dividend equivalents paid on equity-classified share-based payment awards that are charged to retained earnings be recorded as an increase to additional paid-in capital and included in the pool of excess tax benefits available to absorb tax deficiencies on share-based payment awards. Prior to the issuance of this guidance, the Firm did not include these tax benefits as part of this pool of excess tax benefits. The Firm adopted this guidance on January 1, 2008; its adoption did not have an impact on the Firm’s Consolidated Balance Sheets or results of operations.
Valuation assumptions
The following table presents the assumptions used to value employee stock options and SARs granted during the years ended December 31, 2010, 2009 and 2008, under the Black-Scholes valuation model.

Year ended December 31,	2010	2009	2008

Weighted-average annualized
valuation assumptions
Risk-free interest rate	3.89%	2.33%	3.90%
Expected dividend yield(a)	3.13	3.40	3.57
Expected common stock price volatility	37	56	34
Expected life (in years)	6.4	6.6	6.8

(a)	In 2010 and 2009, the expected dividend yield was determined using historical dividend yields.
The expected volatility assumption is derived from the implied volatility of JPMorgan Chase’s publicly traded stock options. The expected life assumption is an estimate of the length of time that an employee might hold an option or SAR before it is exercised or canceled, and the assumption is based on the Firm’s historical experience.